TF1 P1 07/20

SUPPLEMENT DATED JULY 27, 2020

TO THE PROSPECTUS DATED July 1, 2020

OF

Franklin FEDERAL INTERMEDIATE-TERM TAX-FREE INCOMe Fund

Franklin FEDERAL limited-TERM TAX-FREE INCOMe Fund

Franklin high yield Tax-Free Income Fund

FRANKLIN MASSACHUSETTS TAX-FREE INCOME FUND

FRANKLIN NEW JERSEY TAX-FREE INCOME FUND

(each a series of Franklin Tax-Free Trust)

Effective August 1, 2020, the Prospectus is amended as follows:

I. For Franklin Federal Intermediate-Term Tax-Free Income Fund, Franklin Federal Limited-Term Tax-Free Income Fund and Franklin High Yield Tax-Free Income Fund, the following is added to the “Fund Summaries – Portfolio Managers” section of the prospectus:

Ben Barber, CFA

Portfolio Manager of Advisers and portfolio manager of the Fund since August 2020.

II. The following is added to the portfolio management team under the “Fund Details – Management” section in the prospectus:

Ben Barber, CFA Portfolio Manager of Advisers

Mr. Barber has been a portfolio manager of the Federal Intermediate-Term, Federal Limited-Term and High Yield Funds since August 2020. Prior to joining Franklin Templeton, he was co-head of municipal bonds at Goldman Sachs Asset Management. He first joined Franklin Templeton in 1991 and rejoined again in April 2020.

III. The following replaces the first paragraph under the “Fund Details – Management- Federal Intermediate-Term Fund” section in the prospectus:

Ben Barber and John Pomeroy.   Mr. Barber and Mr. Pomeroy are jointly responsible for the day-to-day management of the Fund. Each manager has equal authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which each manager may perform these functions, and the nature of these functions, may change from time to time.

IV. The following replaces the first paragraph under the “Fund Details – Management- Federal Limited-Term Fund” section in the prospectus:

Ben Barber and James Conn.   Mr. Barber and Mr. Conn are jointly responsible for the day-to-day management of the Fund. Each manager has equal authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which each manager may perform these functions, and the nature of these functions, may change from time to time.

V. The following replaces the paragraph under the “Fund Details – Management- High Yield Fund” section in the prospectus:

Ben Barber, John Wiley, Francisco Rivera and Daniel Workman. Mr. Barber, Mr. Wiley, Mr. Rivera and Mr. Workman are jointly responsible for the day-to-day management of the Fund. Each manager has equal authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which each manager may perform these functions, and the nature of these functions, may change from time to time.

Please keep this supplement with your prospectus for future reference.